UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021 (April 8, 2021)

BYLOG GROUP CORP.

(Exact name of Company as specified in its charter)

Nevada	333-211808	37-1791003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84/1 Bilang, Hutan #402,

Dalian City, Liaoning Province, China 116013

(Address of principal executive offices) (Zip Code)

+86 (775) 430-5510

Company’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

On April 8, 2021, the sole Director of Bylog Group Corp. (the “Company”) increased the size of the Board of Directors (the “Board”) and appointed Mr. Wah Leung as a director of the Company. The Company and Mr. Leung have not entered into any arrangement regarding the payment of compensation for acting as a director of the Company.

Mr. Leung, age 56, currently serves as an independent non-executive director at Global Token Limited, which is an investment holding company principally engaged in the trading businesses and a Hong Kong Stock Exchange listed company with stock code 8192 from January 12, 2010 to present. He also serves as the Managing Director at Strategic Planning Consultants Limited since January 2004. Prior to that, he worked as a sole proprietor and a certified public accountant at Leung Wah & Co, a Hong Kong certified public accountant firm from January 2005 to December 2018. Ms. Leung worked as an independent non-executive director at TC Orient Lighting Holdings Limited, a Hong Kong Stock Exchange listed company with stock code 0515 from September 1, 2014 to June 5, 2015. He also worked as an independent non-executive director at Seamless Green China (Holdings) Limited, a Hong Kong Stock Exchange listed company with stock code 8150 from May 6, 2013 to May 28, 2014. Mr. Leung obtained his Bachelor of Science degree with a major in Mathematics from the University of Hong Kong in 1987. He also attended Hong Kong Baptist University from September 1982 to May 1984.

Mr. Leung was appointed until his successor is duly elected and qualified. There are no arrangements or understandings between Mr. Leung and any other persons pursuant to which he was selected as director. There are no family relationships among the newly appointed directors and our directors or officers that would require disclosure under Item 401(d) of Regulation S-K. There has been no transaction, nor is there any currently proposed transaction, between Mr. Leung and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bylog Group Corp.

Dated: April 13, 2021	By:	/s/ Dehang Zhou
Dehang Zhou
Chief Executive Officer